UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2020

Fortem Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52645	20-4119257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1020, 909 11th Avenue SW, Calgary, Alberta  T2R 0E7
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 403.241.8912

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

1. If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 8.01 Other Events

Due to the outbreak of coronavirus disease 2019 (“COVID-19”) we are filing this Current Report on Form 8-K to avail ourselves of an extension to file our Annual Report on Form 10-K for the year ended February 29, 2020 (the “Annual Report”), originally due on May 29, 2020, relying on an order (Release No. 34-88645) issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 (which extended and superseded a prior order (Release No. 34-88318) issued on March 4, 2020) pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (the “Order”), regarding exemptions granted to certain public companies.

Our company’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the rest of world, and as a result we will be unable to timely prepare and complete the review and audit of our company’s financial statements for the year ended February 29, 2020.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has spread throughout other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the COVID-19 coronavirus disease a “Public Health Emergency of International Concern,” and on March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic.” In an effort to contain and mitigate the spread of COVID-19, many countries, including the United States and Canada, have imposed unprecedented restrictions on travel, and there have been business closures and a substantial reduction in economic activity in countries that have had significant outbreaks of COVID-19.

Specifically, the Company’s management and accounting personnel have experienced significant challenges in accessing accounting records while transitioning to a remote-access work environment.  Such inaccessibility materially delayed the preparation of financial statements, including coordination efforts with the Company’s auditor in connection with the audit of such financial statements.  Additionally, management was required to reallocate resources and time to other non-accounting business and operational matters to ensure business continuity which resulted in further delays in the timely preparation of the Company’s financial statements.

As such, the Company will be relying upon the 45-day grace period provided by the Order to delay filing of its Annual Report. The Company will file its Annual Report by no later than July 13, 2020, 45 days after the original due date of its Annual Report.

The Company will include the following risk factor in the Annual Report:

We face business disruption and related risks resulting from the recent outbreak of the novel coronavirus 2019 (“COVID-19”), which could have a material adverse effect on our business and results of operations.

In December 2019, COVID-19 emerged in Wuhan, China. Since then, it has spread to several other countries and infections have been reported around the world. On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 a global pandemic. In response to the outbreak, governmental authorities in Canada and internationally have introduced various recommendations and measures to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing. The COVID-19 outbreak and the response of governmental authorities to try to limit it are having a significant impact on the private sector and individuals, including unprecedented business, employment and economic disruptions. The continued spread of COVID-19 nationally and globally could have an adverse impact on our business, operations and financial results.

The outbreak of COVID-19 may cause disruptions to the Company’s business and operational plans. These disruptions may include disruptions resulting from (i) shortages of employees, (ii) unavailability of contractors and subcontractors, (iii) interruption of supplies from third parties upon which the Company relies, (iv) restrictions that governments impose to address the COVID-19 pandemic, and (v) restrictions that the Company and its contractors and subcontractors impose to ensure the safety of employees and others. Further, it is presently not possible to predict the extent or durations of these disruptions. These disruptions may have a material adverse effect on the Company’s business, financial condition and results of operations. Such adverse effect could be rapid and unexpected.

The outbreak and subsequent measures intended to limit the pandemic contributed to significant declines and volatility in financial markets. The pandemic adversely impacted global commercial activity, including significantly reducing worldwide demand for crude oil. Crude oil prices have also been severely impacted by increased global supply due to disagreements over production restrictions between the Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC members, primarily Saudi Arabia and Russia. Natural gas prices have also been very volatile throughout the period, but in recent months the forward curve for both AECO and NYMEX has been strengthening which has helped to offset some of the impact of the significant decrease in liquids prices.

The full extent of the impact of COVID-19 on the Company’s operations and future financial performance is currently unknown. It will depend on future developments that are uncertain and unpredictable, including the duration and spread of COVID-19, its continued impact on financial markets on a macro-scale and any new information that may emerge concerning the severity of the virus. These uncertainties may persist beyond when it is determined how to contain the virus or treat its impact. The outbreak presents uncertainty and risk with respect to Company’s business, financial condition and results of operations. The Company’s business and operations are particularly sensitive to a reduction in the demand for and prices of commodities, including crude oil which is closely linked to the Company’s financial condition. The situation is dynamic and the ultimate duration and magnitude of the impact on the economy and the financial effect on the Company is not known at this time.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K may be deemed to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. This information includes, without limitation, statements concerning the Company’s future business and financial position and results of operations, and the ability to file the Annual Report on or prior to July 13, 2020. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Generally, the words “anticipate,” “believe,” “estimate,” “expect,” “may” and similar expressions, identify forward-looking statements, which generally are not historical in nature. Actual results could differ materially from the results described in the forward-looking statements due to the risks and uncertainties set forth in this Current Report on Form 8-K, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTEM RESOURCES INC.

By:

Michael Caetano (signed)
Michael Caetano
Chief Operating Officer

Date: May 28, 2020